BASIC AND DILUTED NET INCOME (LOSS) PER SHARE (Schedule of Diluted Income per Share) (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Numerator:
Net loss available to shareholders of ordinary shares, diluted	$ (93,461)	$ (66,504)	$ (130,368)
Denominator:
Shares used in computing diluted net loss per ordinary shares	44,182,071	41,658,424	40,583,002
Earnings Per Share, Diluted	$ (2.12)	$ (1.6)	$ (3.21)